UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 2, 2023

VALHI, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-5467	87-0110150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas	75240-2620
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	VHI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03              Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 2, 2023, the registrant’s board of directors elected Gina A. Norris to fill the vacancy on the registrant’s board of directors, to serve as a director until her successor is elected and qualified or her earlier resignation, removal or death. The board of directors also appointed Ms. Norris to serve on its audit committee.

Ms. Norris, age 65, has been senior vice president, partner relations at Matthews Southwest, a private real estate development company, since 2013. She has served as a director of Encore Wire Corporation, a publicly traded manufacturer of wire products, since 2020 and serves on that board’s audit committee, sustainability committee (as chair), compensation committee, and nominating and corporate governance committee. Ms. Norris also serves as an independent director of Texas Security Bankshares, Inc., a privately held bank holding company, and as a director of the State Fair of Texas, a private nonprofit, where she was board chair from 2019 to 2022. From 2010 to 2012, Ms. Norris was president of Stratford Lending, an affiliate of Stratford Land, a private real estate investment fund based in Dallas, Texas. From 2000 to 2010, Ms. Norris served as managing director at Crow Holdings, a private investment company, where she was responsible for a portfolio of investments in real estate, industrial manufacturing and real estate-based operating businesses in the U.S. and Europe. Ms. Norris started her career in 1982, spending eighteen years in corporate banking at First Chicago and Bank One. She is also a CFA charterholder. She was also appointed on November 1, 2023 to the board of directors and audit committee of CompX International Inc., one of the registrant’s publicly traded subsidiaries.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At its meeting on November 2, 2023, the registrant’s board of directors amended and restated the registrant’s bylaws effective November 2, 2023, to make changes as described below.

●	Procedural mechanics and disclosure and delivery requirements in connection with stockholder nominations of directors and submission of stockholder proposals have been enhanced, including to reference the Securities and Exchange Commission (“SEC”) rules regarding universal proxy cards that became effective in 2022.

●	For director nominations by stockholders and for proposals to be brought at the annual meeting of stockholders, the required advance notice window period in most cases is now between 120 and 150 days in advance of the anniversary of the previous year's annual meeting (instead of the previous general deadline of 45 days before the anniversary of the earlier of mailed notice for, or public disclosure of the date of, the last annual meeting). This window also applies for timely notice of director nominations for inclusion on a universal proxy card. For the 2024 annual meeting, such nominations or proposals must in most cases be delivered to or mailed and received at the principal executive offices of the registrant no earlier than December 27, 2023 and no later than January 26, 2024. (The separate, earlier deadline for stockholders to request inclusion of proposals in the registrant’s proxy statement pursuant to SEC Rule 14a-8 is not affected by the bylaws and is unchanged.)

●	Some procedures around the calling of a special meeting by stockholders have been clarified.

●	The provision regarding providing a list of stockholders has been updated to reflect changes to Delaware law.

●	A section regarding adjournment of stockholder meetings has been added and reflects some recent changes to Delaware law, including addressing an adjournment caused by a technological issue with the meeting platform in the case of a virtual meeting.

●	Statements that reference the applicable stockholder voting standards (unchanged from the statutory default standards) have been added.

●	An election has been added to be governed by Delaware General Corporation Law Section 141(c)(2) with respect to committees of the board of directors.

●	The amended and restated bylaws also include other clerical and conforming updates.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the registrant’s bylaws as amended and restated on November 2, 2023, which are filed as Exhibit 3.1 to this current report.

Item 7.01	Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in its press release entitled “Valhi Declares Regular Quarterly Dividend” that the registrant also issued on November 2, 2023, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The press release the registrant furnishes as Exhibit 99.1 to this current report is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

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(d)	Exhibits

	Item No.	Description

	3.1	Bylaws of Valhi, Inc. (Amended and Restated as of November 2, 2023).

	99.1	Press release dated November 2, 2023 entitled “Valhi Declares Regular Quarterly Dividend” and issued by the registrant.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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Valhi, Inc.
(Registrant)

	By:	/s/ Amy A. Samford
Date: November 2, 2023		Amy A. Samford Executive Vice President and Chief Financial Officer